Supplementary Information on Oil and Gas Exploration And Production Activities (Unaudited)	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Supplementary Information on Oil and Gas Exploration And Production Activities (Unaudited)

NOTE 33. SUPPLEMENTARY INFORMATION ON OIL AND GAS EXPLORATION AND PRODUCTION ACTIVITIES (UNAUDITED)

Under the Mexican Constitution, all crude oil and other hydrocarbon reserves located in the subsoil of Mexico are owned by the Mexican nation and not by PEMEX. In August 2014, through the Round Zero process, the Mexican Government granted PEMEX the right to extract, but not own, certain petroleum and other hydrocarbon reserves in Mexico through assignment deeds.

This note provides supplementary information on the oil and gas exploration, development and production activities of Pemex Exploration and Production in compliance with the U.S. Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 932 10-5 “Extractive Activities—Oil and Gas” (“ASC Topic 932”) and Accounting Standards Update 2010-03 (see Note 3-G).

As of the date of these consolidated financial statements, all exploration and production activities of Pemex Exploration and Production are conducted in Mexico. The supplemental data presented herein reflect information for all of Pemex Exploration and Production’s oil and gas producing activities.

A.	Capitalized costs for oil and gas producing activities (unaudited):

	As of December 31,
	2018		2017		2016
Proved reserves	Ps.	2,505,307,260	Ps.	2,363,336,481	Ps.	2,476,535,503
Construction in progress		51,033,968		35,381,089		60,720,261
Accumulated depreciation and amortization		(1,572,649,381)		(1,444,962,317)		(1,355,402,150)

Net capitalized costs	Ps.	983,691,846	Ps.	953,755,253	Ps.	1,181,853,614

B.	Costs incurred for oil and gas property exploration and development activities (unaudited):

	As of December 31,
	2018		2017
Exploration	Ps.	36,208,481	Ps.	32,480,801
Development		56,040,685		53,460,364

Total costs incurred	Ps.	92,249,166	Ps.	85,941,165

There are no property acquisition costs because PEMEX exploits oil reserves owned by the Mexican nation.

Exploration costs include costs for geological and geophysical studies of fields amounting to Ps. 15,510,327 and Ps. 8,828,809, for 2018 and 2017, respectively, that, in accordance with the successful efforts method of accounting, are accounted for as geological and geophysical exploration expenses.

Development costs include costs incurred in obtaining access to proved reserves and providing facilities for extracting, treating, gathering and storing oil and gas.

C.	Results of operations for oil and gas producing activities (unaudited):

	2018		2017		2016
Revenues from sale of oil and gas	Ps.	910,433,244	Ps.	762,637,362	Ps.	616,380,608

Hydrocarbon duties		443,491,451		375,156,405		304,299,019

Production costs (excluding taxes)		273,695,691		248,957,950		171,194,337
Other revenue and expenses		(10,109,114)		(3,954,222)		61,359,271
Exploration expenses		30,953,413		14,993,433		39,693,273
Depreciation, depletion, amortization and accretion		28,845,604		240,672,906		(150,891,739)

		766,877,047		875,826,472		425,654,161

Results of operations for oil and gas producing activities	Ps.	143,556,198	Ps.	(113,189,111)	Ps.	190,726,447

Note:	Numbers may not total due to rounding.

D.	Sales prices (unaudited)

The following table summarizes average sales prices in U.S. dollars for each of the years ended December 31 (excluding production taxes):

	2018		2017		2016
Weighted average sales price per barrel of oil equivalent (boe)(1)	US$	50.89	US$	38.63	US$	29.18
Crude oil, per barrel		62.99		48.71		36.55
Natural gas, per thousand cubic feet		5.57		4.32		3.01

(1)	To convert dry gas to barrels of oil equivalent, a factor of 5.201 thousand cubic feet of dry gas per barrel of oil equivalent is used.

E.	Crude oil and natural gas reserves (unaudited)

Under the Mexican Constitution, all oil and other hydrocarbon reserves located in the subsoil of Mexico are owned by the Mexican nation and not by PEMEX. Under the Petróleos Mexicanos Law, Pemex Exploration and Production has the right to extract, but not own, these reserves, and to sell the resulting production. The exploration and development activities of Petróleos Mexicanos and the Subsidiary Entities are limited to reserves located in Mexico.

Proved oil and natural gas reserves are those estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be economically producible from a given date forward, from known reservoirs and under existing economic conditions, operating methods and government regulations.

Proved reserves estimates as of December 31, 2018 were prepared by the exploration and production segment and were reviewed by the Independent Engineering Firms (as defined below), which audit its estimates of its hydrocarbon reserves. As of the date of these consolidated financial statements, the proved reserves estimates as of December 31, 2018 have not been approved by the NHC.

Pemex Exploration and Production estimates reserves based on generally accepted petroleum engineering and evaluation methods and procedures, which are based primarily on applicable SEC regulations and, as necessary, the SPE’s publication entitled Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information, dated February 19, 2007 and other SPE publications, including the SPE’s publication entitled Petroleum Resources Management System, as well as other technical sources, including Estimation and Classification of Reserves of Crude Oil, Natural Gas, and Condensate, by Chapman Cronquist, and Determination of Oil and Gas Reserves, Petroleum Society Monograph Number 1, published by the Canadian Institute of Mining and Metallurgy & Petroleum. The choice of method or combination of methods employed in the analysis of each reservoir is determined by:

•	Experience in the area

•	Stage of development

•	Quality and completeness of basic data

•	Production and pressure histories

Reserves data set forth herein represents only estimates. Reserves valuation is a subjective process of estimating underground accumulations of crude oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserves estimate depends on the quality of available data, engineering and geological interpretation and professional judgment. As a result, estimates of different engineers may vary. In addition, the results of drilling, testing and producing subsequent to the date of an estimate may lead to the revision of an estimate.

During 2018, PEMEX did not record any material increase in PEMEX’s hydrocarbons reserves as a result of the use of new technologies.

In order to ensure the reliability of PEMEX’s reserves estimation efforts, it has undertaken the internal certification of its estimates of reserves since 1996. PEMEX has established certain internal controls in connection with the preparation of its proved reserves estimates. Initially, teams of geoscientists from Pemex Exploration and Production’s exploration and exploitation business units (with each of these units covering several projects) prepare the reserves estimates, using distinct estimation processes for valuations relating to new discoveries and developed fields, respectively. Subsequently, the regional reserves offices collect these reserves estimates from the units and request that the Gerencia de Recursos y Certificación de Reservas (Office of Resources and Reserves Certification), the central hydrocarbon reserves management body of Pemex Exploration and Production, review and certify such valuations and the booking of the related reserves. This internal certification process is undertaken in accordance with internal guidelines for estimating and classifying hydrocarbon reserves, which are based on the SEC’s rules and definitions. The Office of Resources and Reserves Certification, which additionally oversees and conducts an internal audit of the above process, consists entirely of professionals with geological, geophysical, petrophysical and reservoir engineering backgrounds. The engineers who participate in PEMEX’s reserves estimation process are experienced in the following areas: reservoir numerical simulation; well drilling and completion; pressure, volume and temperature (PVT) analysis; analytical tools used in forecasting the performance of the various elements comprising the production system; and design strategies in petroleum field development. Furthermore, all of PEMEX’s personnel have been certified by the Secretaría de Educación Pública (Ministry of Public Education), most have earned master’s degrees in areas of study such as petroleum engineering, geology and geophysical engineering and they possess an average of over fifteen years of professional experience.

In addition to this internal review process, Pemex Exploration and Production’s final reserves estimates are audited by independent engineering firms. Three independent engineering firms audited Pemex Exploration and Production’s estimates of proved reserves as of December 31, 2018: DeGolyer and MacNaughton (“DeGolyer”), Netherland, Sewell International, S. de R.L. de C.V. (“Netherland Sewell”) and GLJ Petroleum Consultants LTD. (“GLJ”), the “Independent Engineering Firms”. The reserves estimates reviewed by the Independent Engineering Firms totaled 97.0% of PEMEX’s estimated proved reserves. The remaining 3.0% of PEMEX’s estimated proved reserves consisted of reserves located in certain areas which have been shared with third parties. Under such agreements, the corresponding third party is responsible of assessing the volume of reserves.

Netherland Sewell audited the reserves in the Cantarell, Ku-Maloob-Zaap, Cinco Presidentes and Macuspana-Muspac business units, DeGolyer audited the reserves in the Aceite Terciario de Golfo, Poza Rica-Altamira, Abkatún-Pol-Chuc and Litoral de Tabasco business units and GLJ audited the reserves in the Burgos, Veracruz, Bellota-Jujo and Samaria-Luna business units. The audits conducted by the Independent Engineering Firms consisted primarily of: (1) analysis of historical static and dynamic reservoir data provided by Pemex-Exploration and Production; (2) construction or updating of the Independent Engineering Firms’ own static and dynamic reservoir characterization models of some of the fields; (3) economic analysis of the fields; and (4) review of Pemex Exploration and Production’s production forecasts and reserves estimates.

Since reserves estimates are, by definition, only estimates, they cannot be reviewed for the purpose of verifying exactness. Instead, the Independent Engineering Firms conducted a detailed review of Pemex Exploration and Production’s reserves estimates so that they could express an opinion as to whether, in the aggregate, the reserves estimates that Pemex Exploration and Production furnished were reasonable and had been estimated and presented in conformity with generally accepted petroleum engineering and evaluation methods and procedures.

All questions, including any suggested modifications to proved reserves estimates, that arose during the Independent Engineering Firms’ review process were resolved by Pemex Exploration and Production to the satisfaction of the Independent Engineering Firms. The Independent Engineering Firms have concluded that PEMEX’s estimated total proved oil and natural gas reserve volumes set forth in this report are, in the aggregate, reasonable and have been prepared in accordance with Rule 4-10(a) are consistent with international reserves reporting practice and are in accordance with the revised oil and gas reserves disclosure provisions of ASC Topic 932.

PEMEX’s total proved developed and undeveloped reserves of crude oil, condensates and liquefiable hydrocarbons recoverable from field processing plants decreased by 10.0% in 2018, from 6,427 million barrels at December 31, 2017 to 5,787 million barrels at December 31, 2018. PEMEX’s proved developed reserves of crude oil, condensates and liquefiable hydrocarbons recoverable from processing plants decreased by 14.0% in 2018, from 4,166 million barrels at December 31, 2017 to 3,588 million barrels at December 31, 2018. These decreases were principally due to oil production in 2018, a decrease in field development activities and field behavior and the transfer to third parties, who were awarded with contracts, of certain fields such as Cardenas-Mora and Ogarrio, Misión, Miquetla and Ebano, of which PEMEX is assigned approximately 50% of their reserves. The amount of crude oil, condensate and liquefiable hydrocarbon reserves added in 2018 was insufficient to offset the level of production in 2018, which amounted to 743 million barrels of crude oil, condensates and liquefiable hydrocarbons.

PEMEX’s proved developed and undeveloped dry gas reserves decreased by 3% in 2018, from 6,593 billion cubic feet at December 31, 2017 to 6,370 billion cubic feet at December 31, 2018. PEMEX’s proved developed dry gas reserves decreased by 25 % in 2018, from 4,513 billion cubic feet at December 31, 2017 to 3,380 billion cubic feet at December 31, 2018. These decreases were principally due to oil production in 2018, a decrease in field development activities and field behavior and the transfer to third parties, who were awarded with contracts, of certain fields such as Cardenas-Mora and Ogarrio, Misión, Miquetla and Ebano, of which PEMEX is assigned approximately 50% of their reserves. The amount of dry gas reserves added in 2018 was insufficient to offset the level of production in 2018, which amounted to 887 billion cubic feet of dry gas. PEMEX’s proved undeveloped dry gas reserves increased by 16% in 2018, from 2,567 billion cubic feet at December 31, 2017 to 2,990 billion cubic feet at December 31, 2018.

During 2018, our exploratory activity in the deep and shallow waters of the Gulf of Mexico and onshore regions resulted in new discoveries of gas and condensate in the deep water and crude oil discoveries in the offshore fields. These discoveries, together with the successful delineation of the deep water Doctus field with light crude oil and the onshore Ixachi field, led to the incorporation of approximately 1,100 million barrels of oil equivalent in three fields.

The following three tables of crude oil and dry gas reserves set forth PEMEX’s estimates of its proved reserves determined in accordance with Rule 4-10(a).

Summary of oil and gas (1) proved reserves as of December 31, 2018 based on average fiscal year prices

	Crude oil and Condensates (2)	Dry Gas (3)
	(in millions of barrels)	(in billions of cubic feet)
Proved developed and un-developed reserves:
Proved developed reserves	3,488	3,380
Proved undeveloped reserves	2,198	2,990

Total proved reserves	5,787	6,370

Note: Numbers may not total due to rounding.

(1)	PEMEX does not currently produce synthetic oil or synthetic gas, or other natural resources from which synthetic oil or synthetic gas can be produced.
(2)	Crude oil and condensate reserves include the fraction of liquefiable hydrocarbons recoverable in natural gas processing plants located at fields.
(3)

Reserve volumes reported in this table are volumes of dry gas, although natural gas production reported in other tables refers to sour wet gas. There is a shrinkage in volume when natural gas liquids and impurities are extracted to obtain dry gas. Therefore, reported natural gas volumes are greater than dry gas volumes.

Source: Pemex Exploration and Production.

Crude oil and condensate reserves

(including natural gas liquids) (1)

	2018	2017	2016
	(in millions of barrels)
Proved developed and undeveloped reserves:
At December 31	6,427	7,219	7,977
Revisions (2)	22	(95)	189
Extensions and discoveries	140	147	(55)
Production	(743)	(805)	(891)
Farm outs & transfer of fields due to NHC bidding process	(59)	(38)	—

At December 31	5,787	6,427	7,219

Proved developed reserves at December 31	3,488	4,166	4,886
Proved undeveloped reserves at December 31	2,198	2,261	2,333

Note: Numbers may not total due to rounding.

(1)	Crude oil and condensate reserves include the fraction of liquefiable hydrocarbons recoverable in natural gas processing plants located at fields.
(2)

Revisions include positive and negative changes due to new data from well drilling, revisions made when actual reservoir performance differs from expected performance and changes in hydrocarbon prices.

Source: Pemex Exploration and Production.

Dry gas reserves

	2018	2017	2016
	(in billions of cubic feet)
Proved developed and undeveloped reserves:
At December 31	6,593	6,984	8,610
Revisions (1)	3	169	(183)
Extensions and discoveries	809	468	(308)
Production (2)	(887)	(999)	(1,134)
Farm outs & transfer of fields due to NHC bidding process	(148)	(29)	—

At December 31	6,370	6,593	6,984

Proved developed reserves at December 31	3,380	4,026	4,513
Proved undeveloped reserves at December 31	2,990	2,567	2,471

Note: Numbers may not total due to rounding.

(1)

Revisions include positive and negative changes due to new data from well drilling, revisions made when actual reservoir performance differs from expected performance and changes in hydrocarbon prices.

(2)

Production refers here to dry gas, although natural gas production reported in other tables refers to sour wet gas. There is a shrinkage in volume when natural gas liquids and impurities are extracted to obtain dry gas. Therefore, reported natural gas volumes are greater than dry gas volumes.

Source: Pemex Exploration and Production.

Pemex Exploration and Production’s reserve-replacement ratio, or RRR, for a given period is calculated by dividing the sum of proved reserves additions due to discoveries, developments, delineations and revisions by that period’s total production. During 2018, we obtained an increase of 318 million barrels of oil equivalent of proved reserves as aggregated from discoveries, revisions, delimitations and development and production, which represents a RRR of 35%. PEMEX’s 2018 RRR is an improvement as compared to 2017, when the RRR was 17%. PEMEX expects continued improvements in its RRR in subsequent years.

PEMEX’s reserves production ratio, which is presented in terms of years, is calculated by dividing the estimated remaining reserves at the end of the relevant year by the total production of hydrocarbons for that year. As of December 31, 2018, this ratio stayed constant with 2017 levels and was equal to 7.7 years for proved reserves.

F.	Standardized measure of discounted future net cash flows related to proved oil and gas reserves (unaudited)

The standardized measure tables presented below relate to proved oil and gas reserves excluding proved reserves scheduled to be produced after the year 2042. This measure is presented in accordance with ASC Topic 932.

Estimated future cash inflows from production are computed by applying average prices of oil and gas on the first day of each month of 2018. Future development and production costs are those estimated future expenditures needed to develop and produce the year-end estimated proved reserves after a net cash flows discount factor of 10%, assuming constant year-end economic conditions.

Future tax expenses are computed by applying the appropriate year-end statutory tax rates with consideration of the tax rates of the new fiscal regime for Pemex Exploration and Production already legislated for 2018 to the future pre-tax net cash flows related to PEMEX’s proved oil and gas reserves.

The estimated future payment of taxes was calculated based on fiscal regime applicable by decree to Pemex Exploration and Production effective January 1, 2015 and by the tax benefits published in the Official Gazette of the Federation on April 18, 2016.

The standardized measure provided below represents a comparative benchmark value rather than an estimate of expected future cash flows or fair market value of PEMEX’s production rights. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting future rates of production and timing of development expenditures, including many factors beyond the control of the producer. Accordingly, reserve estimates may be materially different from the quantities of crude oil and natural gas that are ultimately recovered.

Standardized measure of discounted future net cash flows as of December 31

	2018		2017		2016
	(in millions of U.S. dollars)
Future cash inflows	US$	321,065	US$	269,489	US$	228,196
Future production costs (excluding profit taxes)		(103,498)		(114,369)		(87,942)
Future development costs		(22,224)		(26,229)		(25,515)

Future cash flows before tax		195,343		128,891		114,738
Future production and excess gains taxes		(156,691)		(129,377)		(108,960)

Future net cash flows		38,652		(487)		5,779
Effect of discounting net cash flows by 10%		(12,434)		(4,600)		(937)

Standardized measure of discounted future net cash flows	US$	26,218	US$	4,113	US$	4,841

Note: Table amounts may not total due to rounding.

To comply with ASC Topic 932, the following table presents the aggregate standardized measure changes for each of the last three years and significant sources of variance:

Changes in standardized measure of discounted future net cash flows

	2018		2017		2016
	(in millions of U.S. dollars)
Sales of oil and gas produced, net of production costs	US$	(31,279)	US$	(25,076)	US$	(19,411)
Net changes in prices and production costs		62,902		26,355		(53,278)
Extensions and discoveries		4,323		3,639		1,105
Development cost incurred during the year		2,984		2,699		4,124
Changes in estimated development costs		(2,146)		2,744		1,763
Reserves revisions and timing changes		1,511		(1,353)		6,366
Accretion of discount of pre-tax net cash flows		6,628		5,891		11,094
Net changes in production and excess gains taxes		(22,817)		(15,628)		37,537

Aggregate change in standardized measure of discounted future net cash flows	US$	22,105	US$	(728)	US$	(10,700)

Standardized measure:
As of January 1	US$	4,113	US$	4,841	US$	15,541
As of December 31		26,218		4,113		4,841

Change	US$	22,105	US$	(728)	US$	(10,700)

Note: Table amounts may not total due to rounding.

In computing the amounts under each factor of change, the effects of variances in prices and costs are computed before the effects of changes in quantities. Consequently, changes in reserves are calculated at December 31 prices and costs.

The change in computed taxes includes taxes effectively incurred during the year and the change in future tax expense.